POWERSHARES EXCHANGE-TRADED FUND TRUST
(the "Trust")

SUPPLEMENT DATED APRIL 1, 2008 TO THE PROSPECTUS
DATED DECEMBER 19, 2007 OF:

PowerShares S&P 500 BuyWrite Portfolio
(the "Fund")

Effective March 31, 2008, the name of PowerShares Capital Management LLC, the Fund's investment adviser, has been changed to "Invesco PowerShares Capital Management LLC." In connection with such change, all references to "PowerShares Capital Management LLC" are replaced with references to "Invesco PowerShares Capital Management LLC."

Effective March 31, 2008, the name of A I M Distributors, Inc., the Fund's distributorm has been changed to "Invesco Aim Distributors, Inc." In connection with such change, all references to "A I M Distributors, Inc." are replaced with references to "Invesco Aim Distributors, Inc."

The third and fourth paragraphs of the section titled "Management of the Fund—Portfolio Managers" are hereby removed and replaced with the following:

Peter Hubbard is a Vice President of Portfolio Management of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Funds since their inception. Mr. Hubbard was a Research Analyst for the Adviser from May 2005 to June 2007. Mr. Hubbard has been a Portfolio Manager of the Adviser since June 2007. Prior to joining the Adviser, Mr. Hubbard was employed by Ritchie Capital, a hedge fund operator, where he was a Research Analyst and Trader from September 2003 to May 2005, after receiving a bachelor of science degree in Business and Economics from Wheaton College.

Jason Stoneberg is a Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Fund its inception. Mr. Stoneberg joined the Adviser as a research analyst in January 2006, after receiving a bachelor of science degree in Business and Economics from Wheaton College.

The following pargaraph is hereby added between the first and second paragraphs of the section titled "Principal Risks of Investing in the Fund—Non-Correlation Risk":

Since the Underlying Index is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

POWERSHARES EXCHANGE-TRADED FUND TRUST
(the "Trust")

SUPPLEMENT DATED APRIL 1, 2008 TO THE
STATEMENT OF ADDITIONAL INFORMATION
DATED DECEMBER 19, 2007 OF:

PowerShares S&P 500 BuyWrite Portfolio
(the "Fund")

Effective March 31, 2008, the name of PowerShares Capital Management LLC, the Fund's investment adviser, has been changed to "Invesco PowerShares Capital Management LLC." In connection with such change, all references to "PowerShares Capital Management LLC" are replaced with references to "Invesco PowerShares Capital Management LLC."

Effective March 31, 2008, the name of A I M Distributors, Inc., the Fund's distributor, has been changed to "Invesco Aim Distributors, Inc." In connection with such change, all references to "A I M Distributors, Inc." are replaced with references to "Invesco Aim Distributors, Inc."

The sixth paragraph of the section titled "Description of the Fund and the Trust" is hereby removed and replaced with the following:

Correlation is calculated at the Fund's fiscal year end by comparing the Fund's average monthly total returns, before fees and expenses, to the Underlying Index's average monthly total return over the prior one year period or since inception if the Fund has been in existence for less than one year.

The section titled "Investment Policies and Risks—Correlation and Tracking Error" is hereby removed and replaced with the following:

Correlation and Tracking Error. Correlation measures the degree of association between the returns of the Fund and its Underlying Index. The Fund seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would indicate perfect correlation. Correlation is calculated at the Fund's fiscal year-end by comparing the Fund's average monthly total returns, before fees and expenses, to the Underlying Index's average monthly total returns over the prior one-year period or since inception if the Fund has been in existence for less than one year. Another means of evaluating the degree of correlation between the returns of the Fund and its Underlying Index is to assess the "tracking error" between the two. Tracking error means the variation between the Fund's annual return and the return of its Underlying Index, expressed in terms of standard deviation. The Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one year period by taking the standard deviation of the difference in the Fund's returns versus the Underlying Index's returns.

The biography of D. Mark McMillan in the section titled "Management" is hereby replaced by the following:

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees
D. Mark McMillan (44) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2003	Partner, Bell, Boyd & Lloyd LLP (1989-Present)	109	None

Effective March 14, 2008, Keith Ovitt resigned as Secretary of the Funds. The biography of Keith Ovitt is hereby removed from the section titled "Management" and the biography of Bruce T. Duncan is hereby replaced by the following:

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Bruce T. Duncan (52) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chief Financial Officer and Secretary	Chief Financial Officer Since 2006 and Secretary Since 2008	Senior Vice President of Finance, Invesco PowerShares Capital Management LLC (September 2005-Present); Private Practice Attorney (2000-2005); Vice President of Investor Relations, The ServiceMaster Company (1994 to 2000); Vice President of Taxes, The ServiceMaster Company (1990 to 2000)

The description of Trustee compensation contained in the second paragraph on page 11 in the section titled "Management" is hereby removed and replaced with the following:

As of April 1, 2008, the Trust and the three other exchange-traded fund trusts managed by the Adviser (the "Fund Family") pay each Independent Trustee an annual retainer of $195,000 for their service as Trustee (the "Retainer"). The Trust and the PowerShares Exchange-Traded Fund Trust II (the "Trust II") pay $155,000 of the Retainer, half of which is allocated pro rata between the funds of the Trust and Trust II, and the other half of which is allocated between the funds of the Trust and the funds of Trust II based on average net assets. The other trusts in the Fund Family pay the remaining $40,000 of the Retainer. Each committee chair receives an additional fee of $10,000 per year, allocated in the same manner as the Retainer. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending Board and committee meetings.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.